UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 23, 2015
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Wall Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 23, 2015, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the fourth quarter of 2014. In addition, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Quarterly Financial Trends are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Earnings Release and the Quarterly Financial Trends is “furnished” as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein or in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On January 23, 2015, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Key Facts and a Fourth Quarter 2014 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Key Facts and the Fourth Quarter 2014 Financial Highlights presentation is “furnished” as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein or in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 8.01.    OTHER EVENTS.

In January 2011, the Enforcement Division of the U.S. Securities and Exchange Commission (the “SEC Staff”) informed several financial institutions, including BNY Mellon, that it had commenced an inquiry into certain of their business practices and relationships with sovereign wealth fund clients.  BNY Mellon has fully cooperated with the SEC Staff's investigation.  In the third quarter of 2014, the SEC Staff issued Wells notices to certain current and former employees of BNY Mellon, informing them that the SEC Staff has made a preliminary determination to recommend enforcement action against them for alleged violations of the U.S. Foreign Corrupt Practices Act in connection with the provision of a limited number of internships to relatives of sovereign wealth fund officials.  BNY Mellon received a similar Wells notice in the fourth quarter of 2014.  Although it is not possible to predict the ultimate resolution or financial liability with respect to this matter, BNY Mellon is currently of the opinion that the outcome of this matter will not have a material effect on BNY Mellon’s business, financial condition or results of operations.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated January 23, 2015, announcing financial results for the fourth quarter of 2014.

99.2	The Bank of New York Mellon Corporation Quarterly Financial Trends dated January 23, 2015, for the fourth quarter of 2014.

99.3	Key Facts – Fourth Quarter 2014 dated January 23, 2015.

99.4	Fourth Quarter 2014 Financial Highlights Presentation dated January 23, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: January 23, 2015	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated January 23, 2015.	Furnished herewith
99.2	Quarterly Financial Trends dated January 23, 2015.	Furnished herewith
99.3	Key Facts – Fourth Quarter 2014 dated January 23, 2015.	Furnished herewith
99.4	Fourth Quarter 2014 Financial Highlights Presentation dated January 23, 2015.	Furnished herewith